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                                                                   EXHIBIT 10.12

                           [Translated From Hebrew]


                       AGREEMENT TO EMPLOY A SUBCONTRACTOR

             AGREEMENT NUMBER RA-2875 (HEREINAFTER: "THE AGREEMENT")
               ORDER NUMBER ROL 860279 (HEREINAFTER: "THE ORDER")

Dated and signed in Haifa on December 11 2001

                                     Between

ELBIT SYSTEMS LTD., OF THE SCIENCE INDUSTRIES CENTER - HOF HACARMEL, P.O. BOX 539, HAIFA
(hereinafter: "Elbit Systems")

                                                                 ON THE ONE PART

MOR ENERGY LTD., P.O. BOX 132, YEHUD 56101
(hereinafter: "the Contractor")

                                                               ON THE OTHER PART

Whereas:         Elbit Systems develops and undertakes projects;

And whereas:     Elbit Systems is interested in consultancy and/or assistance in performing some of the projects (hereinafter: "the Project" or "the Work");

And whereas:     Elbit Systems is interested in conducting consultancy as
                 described below by means of an independent outside contractor;

And whereas:     The Contractor declares that he possesses and owns the
                 ability, means, knowledge, personnel and reputation required for the performance of the Work, as per deadlines set, efficiently and professionally, and is interested in performing the Work for Elbit systems.

          IT HAS THEREFORE BEEN AGREED BETWEEN THE PARTIES AS FOLLOWS:

1. The preamble and appendices to this Agreement constitute an integral part thereof.

2. Elbit Systems hereby assigns to the Contractor and the Contractor hereby assumes, the performance of the Work, on the subject of dESIGN OF AN ENERGY PACK FOR THE FUTURE INFANTRYMAN, based on actual work hours and the breakdown, stages and schedule to be coordinated between the Contractor and the representative, as specified in section 5B below and/or in accordance with the scope of work, stage and schedule breakdown described in Appendix C thereof.

3. The consideration the Contractor is to receive for all of his undertakings hereby is to be as specified in Appendix A hereof. Payments are to be effectuated only after the representative stated in section 5B below confirms that the Contractor has fulfilled all his undertakings hereunder. The representative's confirmation does not diminish the Contractor's responsibility hereby.

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4.    The relations between the parties hereto are relations between a client and an independent contractor, assuming all implications thereof concerning statutory responsibility and liability. It is emphasized that there is and will be no employer-employee relationship between the Contractor and/or his employees and any appointees thereof and Elbit Systems.

5.    The Contractor undertakes:

      A. To execute the Work at a high level of professionalism, by himself or by skilled employees and persons sufficiently knowledgeable for executing this Agreement as required. The Contractor will act to the best of his ability so as not to substitute employees during the execution of the Work. In any case, the Contractor will be personally and exclusively responsible towards Elbit Systems.

            The Contractor is to receive Elbit Systems' prior written approval concerning each employee the Contractor will wish to employ in the execution of the Work.

      B. To act in executing this Agreement and all undertakings involved herein in accordance with the instructions of the representative of Elbit Systems (hereinafter: "the Representative"). Upon the signing hereof, the Representative for all technical/professional affairs will be Mr. Ronen Paytman, or his appointee, and the Representative for all contractual/business affairs will be Mr. Ran Uri. Elbit Systems will be entitled to substitute the Representative by way of a notice given to the Contractor.

            The foregoing does not detract from the Contractor's responsibility and undertaking to execute the Work as specified in section 4, section 5A and section 7 hereof.

      C. To act in accordance with all provisions of the law with regard to the employment of people thereby and/or on his behalf, and without prejudice to the entirety of the foregoing, to report on employment of his employees to the Income Tax and National Insurance authorities, and transfer all resultant payments.

            The Contractor is to present to Elbit Systems confirmations on the performance of the contents of this subsection.

      D. To maintain absolute secrecy, not to transfer to any third party not to make any use, whether by himself or through others, directly or indirectly, of the information and knowledge, of technical, commercial, security or other nature, reaching it from Elbit systems during the course of or as a result of performing this Agreement. The Contractor undertakes to have all parties employed thereby and all parties pertaining the Execution hereof sign a declaration and undertaking to be worded in accordance with this subsection and in accordance with section 10 below.


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      E.    The Contractor will not compete with Elbit Systems, nor help others compete with Elbit Systems, with regard to the subject matter defined and ordered for which it is to be employed as a contractor in the context hereof.

6. It is agreed that the Contractor's representative for the purpose hereof is Mr. Genady Finkelstein, ID number 304146558, and that he is authorized to make an undertaking on the Contractor's behalf.

7.    A.    Elbit systems will be entitled to terminate or suspend the execution of the Work hereby, at is discretion, on the condition that it gives the Contractor 3 days prior notice for suspension and 3 days for the renewal thereof.

      B. In any case of cancellation or suspension for reasons not dependent on the Contractor, Elbit Systems will pay the Contractor the sum due thereto for the part of the Work actually executed, and with the exception thereof, the parties shall have no mutual claims or grievances.

8. The Contractor will be responsible for any loss and/or bodily and/or property damage of any kind sustained as a result of and/or in connection to his execution of the Work to the Contractor himself, to the Contractor's employees or appointees, to Elbit Systems, his employees, emissaries, and to third parties.

      Without detracting from the Contractor's aforesaid responsibility, the Contractor is to acquire at his own expense professional liability insurance policies, a third party insurance policy, employer liability policies, as agreed with Elbit Systems, and is to transfer these policies review by Elbit Systems immediately upon demand.

9. The Contractor undertakes to indemnify Elbit Systems for any payment and expense Elbit is required to make and that is borne by the Contractor hereby.

10. The Contractor undertakes to provide Elbit systems with further consultancy at the prices hereof, upon the demand thereof and subject to an order from Elbit systems.

11. It is explicitly agreed that all new knowledge arising during the course of the performance of the Contractor's work for Elbit systems hereby, and the ownership of documents, plans, drawings, magnetic and/or optic media and any copyrights, commercial secrets, samples and rights to patents and any other right, whether registrable or not, actually registered or pending registration, arising during the time of, or and/or due to the execution of the Work hereby, will widely belong to Elbit systems, which will be entitled to use it at any time and for any purpose (including cases in which the Agreement is revoked or suspended), and the duty of secrecy and nonuse specified in section 5D above will apply thereto. The Contractor is to provide Elbit systems with any assistance, report to any authority and sign any document required for registering the intellectual property rights in accordance with this section to the name of Elbit Systems or any party it designates without further consideration.

      For the removal of doubt, it is hereby clarified that the knowledge on the subject of DLMFC (fuel cells based on direct oxidation of alcohols such as methanol) that the

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      Contractor possessed prior to the signing hereof or that is not directly connected or unique to the Work hereof, is the intellectual property of the Contractor, including all implications thereof, whereas the knowledge associated with the Future Infantry man Program in general and the characterization of the energy pack integration method in this system/plan in particular, are the intellectual property of Elbit Systems, with all implications thereof.

12. This Agreement will not be assigned, in part or in full, by the Contractor, without receiving Elbit System's prior written consent. Elbit Systems will be willing to assign this agreement at his discretion.

13.   Revoked.

14. Any waiver, extension or relief from either party will not be valid unless made out explicitly in writing.

15. Upon the signing hereof, all previous agreements, whether in writing or verbally, between the Contractor and Elbit Systems, concerning the Work herein, will become void, with the execution of the Contractor's undertaking for secrecy, if signed, and the order constituting an appendix hereof.

16. In any case of conflict between the content hereof and the terms appearing on the back of the purchase order, attached hereto as an appendix hereof, the terms hereof will prevail.

17. It is agreed that the parties are entitled to extend the validity hereof, and that the addition of further purchase orders relating hereto constitutes the parties' consent to extend the validity hereof, subject to the order terms.

18. Any dispute or differences of opinion on any matter pertaining hereto or arising as a result hereof are to be transferred for resolution by the competent courts in Haifa only.

      In witness whereof the parties have set their hands hereunto.

Elbit Systems Ltd.                       The Contractor
------------------                       --------------

Name:                                    Name:
     --------------------------------         --------------------------------

Title:                                   Title:
      -------------------------------          -------------------------------

Signature:                               Signature:
          ---------------------------              ---------------------------





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                      APPENDIX B OF ORDER NUMBER ROL 860279
                            AGREEMENT NUMBER RA-2875

                       SECURITY AND MAINTENANCE OF SECRECY
                 INSTRUCTIONS OF ELBIT SYSTEMS' SECURITY OFFICER

Subject to the security provisions applying to all employees of our company - we hereby bring to your attention that as a result of the working relations between you and our company, which is among the most important contractor companies for the Defense System, sensitive proprietary documents and information of commercial and security nature whose publication in accordance with the State Security Laws is forbidden will be brought to your knowledge.

As a result, with the aim of preventing leakage of such information to various unauthorized elements, particularly hostile elements, I refer your attention to the following security instructions:

1.    SECURING KNOWLEDGE AND DOCUMENTS BY THE CONTRACTOR

1.1 The Contractor is strictly forbidden to divulge information and/or records on the contractor's work for Elbit Systems, and the subjects of your relations with our company, to any person and/or entity, other than Elbit Systems entities with which the Contractor is associated unless approval is given by the company's security officer.

1.2 It is particularly emphasized that the Contractor is aware of the prohibition of divulging such information to reporters and journalists - whether domestic or overseas, including radio and television employees, photographers, etc.

1.3 The use of information of the type acquired by the contractor in the scope of your relations and work with Elbit Systems and with Elbit Systems' employees for purposes not related to the company - requires prior approval from Elbit Systems' security officer.

1.4 The conveyance of classified documents by the contractor of classification "Secret" and above, including diagrams and photographs, outside the boundaries of Elbit Systems, requires prior approval from Elbit Systems' approval and the recommendation of his seniors or operator at Elbit Systems.

1.5 Documents classified as "Secret" or above are to be kept by the contractor at his office only under conditions approved by Elbit Systems' security officer and as required thereby.

1.6 The handling of classified documents and classified equipment by the Contractor is to be performed at his office or facilities available to you in accordance with the security instructions and procedures employed at Elbit Systems or these issues, only by employees approved to that effect by Elbit Systems' security officer.

1.7 Documents classified as "Secret" or above that are no longer required by the Contractor for the works and any documents of any classification issued to and in the possession of


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      the contractor upon the conclusion of your work/relations with Elbit
      Systems - are to be returned by the Contractor to the entity at Elbit systems you are corresponding with.

1.8 In the case of loss of classified documents issued for the contractor's handling that are in your possession - the Contractor must report such loss IMMEDIATELY to Elbit Systems' security officer, who is to initiate an investigation.

1.9 In any case of relations with a foreign entity that raises security or criminal suspicion - the contractor must report such suspicion to Elbit Systems' security officer forthwith.

2.    OVERSEAS TRAVEL

2.1 The company's security officer is to be informed as early as possible of the contractor's intent to travel abroad on business affairs or for pleasure.

2.2 This instruction also relates to the case of the Contractor's spouse planning a journey to any Eastern European country.

3.    SECURITY ALERTNESS

3.1 The Contractor is required to demonstrate security alertness concerning all issues of your work and relations with our company, and to report forthwith to the security officer of any unreasonable incidence that may endanger state security or the work for Elbit Systems.

3.2 Notwithstanding the above, it is emphasized that the Contractor is strictly forbidden to initiate any tracking of any kind of such unreasonable cases as stated above.

      DECLARATION

I, the undersigned, hereby declare that I have read the above instructions, have understood them, and undertake to act thereby, in addition to any declaration concerning the maintenance of secrecy that I signed at the beginning of my work or correspondence with Elbit Systems.

Furthermore, I state that I am aware that these instructions do not detract from but serve to complement the security instructions given to me verbally directly relating to any of the issues of my work/correspondence with Elbit Systems Ltd.

------------------------------------           ---------------------------------
Date                                           Signature


--------------------   -------------     -----------------     -----------------
Surname                Given name        Father's name         ID/passport no.


--------------------                     -----------------
Address                                  Workplace


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                      APPENDIX B OF ORDER NUMBER ROL 860279
                            AGREEMENT NUMBER RA-2875

GENERAL DESCRIPTION OF THE WORK:

Initial design of the energy pack for the program and immediately energy solutions, as requested.

ESSENCE OF WORK:

1. Accompanying the design review and acquisition of LI-TON technology energy packs from Amit Industries Ltd. (hereinafter: "Amit") for the Future Infantryman Program (hereinafter: the "Program"), based on the breakdown appearing in Amit's proposal of December 29 2001 (hereinafter: "the Proposal").

2.    Delivering energy packs in accordance with the Proposal.

3. Research and design of a DLMFC technology energy pack for the Program in a manner meeting the specifications transferred separately to the contractor's CEO (hereinafter: "the Specifications"), information presented to the contractor in system design review meetings and additional information to be transferred to the contractor during the execution of this Agreement.

WORK STAGES:

1. Upon receipt of the order, the Contractor is to place an order with Amit in accordance with the Proposal.

2. The performance of the Work in accordance with the stages as described in the Contractor's proposal of October 30 2001.

3. Settling accounts with Elbit Systems: after receiving deliveries from Amit and the invoice from Amit, the Contractor is to charge Elbit Systems for the purchase from Amit and for work hours invested by the Contractor thitherto and for the scope of the work performed by Amit.

Without prejudice to the contents of section 3 of Appendix A above, it is clarified that the Contractor is responsible for obtaining prior approval for the representative for any operation and/or purchase of material from Amit and for attaching a copy of Amit invoices to all Contractor requests for payment for purchases and/or performing work at Amit. An invoice/request for payment not made out as above will not be accepted.

WORK OUTPUT:

A technical specification containing documents and diagrams at an initial design level containing all information required to continue developing an initial prototype of the energy pack in accordance with the Specifications and in accordance with additional information already given to the Contractor and/or to be given thereto during the execution of the Agreement.


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The technical specification, as mentioned, is to be issued printed and on magnetic and/or optic media, in at least three copies.

ELBIT SYSTEMS LTD.                       THE CONTRACTOR

Name:                                    Name:
     --------------------------------         --------------------------------

Title:                                   Title:
      -------------------------------          -------------------------------

Signature:                               Signature:
          ---------------------------              ---------------------------










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